UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 02, 2004



                                   UNOVA, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                 001-13279                95-4647021
(State or other jurisdiction     (Commission              (I.R.S. Employer
      of incorporation)           file number)         Identification Number)


                6001 36th Avenue West                       98203-1264
                 Everett, Washington                        (Zip Code)
                    www.unova.com
                    -------------
(Address of principal executive offices and Internet site)


       Registrant's telephone number, including area code: (425) 265-2400


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On November 02, 2004, UNOVA, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits

(c)    The following exhibit is filed as part of this report:

Exhibit      Description
-------      -----------

 99.1        Press Release issued by UNOVA, Inc., dated November 02, 2004.

SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 UNOVA, INC.


                                                 By: /s/ Michael E. Keane
                                                     --------------------
                                                     Michael E. Keane
                                                     Senior Vice President and
                                                     Chief Financial Officer


November 2, 2004